Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2026

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	244	249	190	294	263	629	747	19%
U.S. Businesses	1,188	1,072	977	998	1,173	3,126	3,148	1%
Japan Businesses	750	665	690	694	559	2,157	1,943	-10%
Corporate and Other	(353)	(536)	(347)	(335)	(349)	(1,129)	(1,031)	9%
Total adjusted operating income (loss) before income taxes	1,829	1,450	1,510	1,651	1,646	4,783	4,807	1%
Income taxes, applicable to adjusted operating income	385	320	306	331	325	1,019	962	-6%
After-tax adjusted operating income (loss)	1,444	1,130	1,204	1,320	1,321	3,764	3,845	2%
Income (loss) attributable to Prudential Financial, Inc.	1,431	905	597	985	1,388	2,671	2,970	11%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	16.6%	12.8%	13.7%	15.1%	14.9%	14.5%	14.5%
Return on Average Equity (based on net income (loss))	18.3%	11.2%	7.4%	12.4%	18.2%	11.8%	12.6%
Distributions to Shareholders
Dividends paid	481	480	496	493	491	1,452	1,480	2%
Share repurchases	250	250	250	250	250	750	750	—%
Total capital returned	731	730	746	743	741	2,202	2,230	1%
Per Share Data
Net income (loss) - diluted	4.01	2.55	1.68	2.80	3.96	7.44	8.43	13%
Adjusted Operating Income - diluted	4.05	3.19	3.40	3.75	3.77	10.49	10.91	4%
Shareholder dividends	1.35	1.35	1.40	1.40	1.40	4.05	4.20	4%
GAAP book value - diluted	90.69	92.05	91.28	90.50	84.88
Adjusted book value - diluted (2)	99.25	100.17	99.79	100.91	102.39
Shares Outstanding
Weighted average number of common shares - basic	351.1	349.0	347.7	346.4	344.5	352.8	346.2	-2%
Weighted average number of common shares - diluted	353.0	350.9	349.4	348.1	346.4	354.7	348.0	-2%
End of period common shares - basic	349.9	347.9	347.3	345.2	343.6
End of period common shares - diluted	353.9	352.4	350.3	348.9	347.7

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	4.05	3.19	3.40	3.75	3.77	10.49	10.91
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1.52)	(0.83)	(1.66)	(1.88)	(1.06)	(3.39)	(4.60)
Change in value of market risk benefits, net of related hedging gains (losses)	0.92	(0.06)	(0.84)	(0.20)	(0.09)	(1.28)	(1.14)
Market experience updates	(0.10)	0.07	0.04	(0.06)	0.30	0.13	0.28
Divested and Run-off Businesses:
Closed Block division	0.03	(0.11)	(0.03)	(0.03)	0.05	(0.08)	(0.02)
Other Divested and Run-off Businesses	0.54	0.22	0.34	0.84	0.81	0.75	1.99
Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	0.02	0.01	—	0.03	0.03
Other adjustments (1)	—	—	(0.01)	—	—	0.07	(0.01)
Total reconciling items, before income taxes	(0.13)	(0.70)	(2.14)	(1.32)	0.01	(3.77)	(3.47)
Income taxes, not applicable to adjusted operating income	(0.09)	(0.06)	(0.42)	(0.37)	(0.18)	(0.72)	(0.99)
Total reconciling items, after income taxes	(0.04)	(0.64)	(1.72)	(0.95)	0.19	(3.05)	(2.48)
Net income (loss) attributable to Prudential Financial, Inc.	4.01	2.55	1.68	2.80	3.96	7.44	8.43
Weighted average number of outstanding common shares - basic	351.1	349.0	347.7	346.4	344.5	352.8	346.2
Weighted average number of outstanding common shares - diluted	353.0	350.9	349.4	348.1	346.4	354.7	348.0
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,431	905	597	985	1,388	2,671	2,970
Less: Earnings allocated to participating unvested share-based payment awards	15	10	9	12	16	31	37
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,416	895	588	973	1,372	2,640	2,933
After-tax adjusted operating income (loss)	1,444	1,130	1,204	1,320	1,321	3,764	3,845
Less: Earnings allocated to participating unvested share-based payment awards	15	12	16	16	16	43	48
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,429	1,118	1,188	1,304	1,305	3,721	3,797

___________
(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025		2026
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior debt:
Short-term debt	1,386	1,443	946	955	962
Long-term debt	11,202	11,261	11,286	11,324	11,425
Junior subordinated long-term debt	7,595	7,595	7,596	8,339	8,343
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	32,094	32,438	31,975	31,577	29,512
Less: Accumulated other comprehensive income (AOCI)	(3,175)	(3,077)	(3,450)	(4,060)	(6,854)
GAAP book value excluding AOCI (2)	35,269	35,515	35,425	35,637	36,366
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	(47)	(24)	60	20	335
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	192	238	409	410	429
Adjusted book value	35,124	35,301	34,956	35,207	35,602
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	90.69	92.05	91.28	90.50	84.88
GAAP book value excluding AOCI per share - diluted (2)	99.66	100.78	101.13	102.14	104.59
Adjusted book value per common share - diluted	99.25	100.17	99.79	100.91	102.39
End of period number of common shares - diluted	353.9	352.4	350.3	348.9	347.7
Common Stock Price Range (based on closing price):
High	109.89	117.60	118.72	109.20	125.13
Low	100.68	99.13	92.00	94.21	111.07
Close	103.74	112.88	97.69	107.93	113.58
Common Stock market capitalization (1)	36,299	39,271	33,928	37,257	39,026

__________
(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

OPERATIONS HIGHLIGHTS

	2025		2026
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	654.9	652.0	638.8	663.0	654.1
Retail customers - Third Party	265.2	267.0	259.0	282.3	282.4
Affiliated	549.9	547.1	535.5	546.0	528.5
Total PGIM	1,470.0	1,466.1	1,433.3	1,491.3	1,465.0
U.S. Businesses	115.9	116.9	115.3	122.1	121.1
Japan Businesses	15.6	15.4	16.2	17.2	17.7
Corporate and Other	10.5	10.7	11.0	11.5	12.4
Total assets under management	1,612.0	1,609.1	1,575.8	1,642.1	1,616.2
Assets under administration	194.6	195.1	190.9	193.7	191.5
Total assets under management and administration	1,806.6	1,804.2	1,766.7	1,835.8	1,807.7
Distribution Representatives (1):
Prudential Advisors	3,034	3,061	3,112	3,159	3,197
Life Planners	4,282	4,283	4,243	4,068	3,943
Life Consultants	6,940	6,983	6,947	6,917	6,987

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	8,349	6,668	7,467	5,910	5,892	20,610	19,269	-7%
Policy charges and fee income	1,126	1,107	1,108	1,139	1,149	3,304	3,396	3%
Net investment income	4,769	4,843	4,864	4,984	5,189	13,668	15,037	10%
Asset management fees, commissions and other income	1,498	1,431	1,246	1,522	1,263	4,206	4,031	-4%
Total revenues	15,742	14,049	14,685	13,555	13,493	41,788	41,733	—%
Benefits and expenses (1):
Insurance and annuity benefits	9,251	7,684	8,439	6,676	6,991	23,334	22,106	-5%
Change in estimates of liability for future policy benefits	98	51	43	360	11	174	414	138%
Interest credited to policyholders' account balances	1,215	1,271	1,304	1,380	1,443	3,433	4,127	20%
Interest expense	529	529	536	535	557	1,573	1,628	3%
Deferral of acquisition costs	(652)	(619)	(579)	(579)	(583)	(1,947)	(1,741)	11%
Amortization of acquisition costs	374	386	378	395	402	1,113	1,175	6%
Operating expenses	1,566	1,791	1,658	1,714	1,622	4,779	4,994	4%
Variable expenses	1,532	1,506	1,396	1,423	1,404	4,546	4,223	-7%
Total benefits and expenses	13,913	12,599	13,175	11,904	11,847	37,005	36,926	—%
Adjusted operating income (loss) before income taxes	1,829	1,450	1,510	1,651	1,646	4,783	4,807	1%
Income taxes, applicable to adjusted operating income	385	320	306	331	325	1,019	962	-6%
After-tax adjusted operating income	1,444	1,130	1,204	1,320	1,321	3,764	3,845	2%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(538)	(290)	(579)	(654)	(368)	(1,203)	(1,601)	-33%
Change in value of market risk benefits, net of related hedging gains (losses)	324	(22)	(295)	(71)	(32)	(453)	(398)	12%
Market experience updates	(36)	23	15	(20)	104	45	99	120%
Divested and Run-off Businesses:
Closed Block division	10	(38)	(11)	(12)	16	(30)	(7)	77%
Other Divested and Run-off Businesses	189	76	120	293	279	266	692	160%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	5	16	(24)	(8)	(5)	8	(37)	-563%
Other adjustments (2)	(1)	(1)	(3)	(1)	1	26	(3)	-112%
Total reconciling items, before income taxes	(47)	(236)	(777)	(473)	(5)	(1,341)	(1,255)	6%
Income taxes, not applicable to adjusted operating income	(3)	(51)	(177)	(113)	(68)	(235)	(358)	-52%
Total reconciling items, after income taxes	(44)	(185)	(600)	(360)	63	(1,106)	(897)	19%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	1,782	1,214	733	1,178	1,641	3,442	3,552	3%
Income tax expense (benefit)	382	269	129	218	257	784	604	-23%
Income (loss) before equity in earnings of joint ventures and other operating entities	1,400	945	604	960	1,384	2,658	2,948	11%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	31	(40)	(7)	25	4	13	22	69%
Income (loss) attributable to Prudential Financial, Inc.	1,431	905	597	985	1,388	2,671	2,970	11%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	52	36	9	51	17	120	77	-36%
Net income (loss)	1,483	941	606	1,036	1,405	2,791	3,047	9%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	52	36	9	51	17	120	77	-36%
Net income (loss) attributable to Prudential Financial, Inc.	1,431	905	597	985	1,388	2,671	2,970	11%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 31-34 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2025	12/31/2025	03/31/2026	06/30/2026	09/30/2026

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	335,414	331,455	330,851	333,526	322,460
Fixed maturities, trading, at fair value	14,575	14,869	15,831	16,758	16,979
Assets supporting experience-rated contractholder liabilities, at fair value	4,648	4,842	4,781	5,405	5,678
Equity securities, at fair value	8,794	10,972	12,552	14,389	14,613
Commercial mortgage and other loans	64,813	64,715	65,412	65,985	67,004
Policy loans	9,951	9,958	9,988	9,984	10,065
Other invested assets	27,665	27,294	27,792	28,574	28,575
Short-term investments	6,248	6,414	6,917	7,216	5,386
Total investments	472,108	470,519	474,124	481,837	470,760
Cash and cash equivalents	17,469	19,712	15,936	15,162	18,692
Accrued investment income	3,581	3,636	3,633	3,758	3,791
Deferred policy acquisition costs	21,468	21,530	21,730	21,880	22,207
Value of business acquired	430	397	382	366	369
Market risk benefit assets	2,252	2,330	2,166	2,430	2,602
Reinsurance recoverables and deposit receivables	44,947	44,077	43,213	44,218	45,468
Income tax assets	240	279	—	37	611
Other assets	15,267	15,009	15,176	14,916	14,208
Separate account assets	198,540	196,251	189,036	198,950	192,670
Total assets	776,302	773,740	765,396	783,554	771,378
Liabilities:
Future policy benefits	272,553	266,914	262,470	260,944	249,388
Policyholders' account balances	188,657	191,307	192,131	202,223	207,019
Market risk benefit liabilities	4,771	4,623	5,000	4,731	4,126
Reinsurance and funds withheld payables	17,874	18,844	19,270	19,864	19,857
Securities sold under agreements to repurchase	9,937	9,598	10,975	10,069	8,871
Cash collateral for loaned securities	8,597	8,700	8,905	9,236	10,633
Income tax liabilities	—	—	255	—	—
Short-term debt	1,386	1,443	946	955	962
Long-term debt	18,797	18,856	18,882	19,663	19,768
Other liabilities	18,507	18,964	19,316	18,315	20,946
Notes issued by consolidated variable interest entities	1,868	2,659	3,283	4,017	4,674
Separate account liabilities	198,540	196,251	189,036	198,950	192,670
Total liabilities	741,487	738,159	730,469	748,967	738,914
Mezzanine Equity:
Redeemable noncontrolling interests	2,358	2,794	2,608	2,652	2,534
Total mezzanine equity	2,358	2,794	2,608	2,652	2,534
Equity:
Accumulated other comprehensive income (loss)	(3,175)	(3,077)	(3,450)	(4,060)	(6,854)
Other equity (1)	35,269	35,515	35,425	35,637	36,366
Total Prudential Financial, Inc. equity	32,094	32,438	31,975	31,577	29,512
Noncontrolling interests	363	349	344	358	418
Total equity	32,457	32,787	32,319	31,935	29,930
Total liabilities, mezzanine equity and equity	776,302	773,740	765,396	783,554	771,378

____________
(1) Includes $335 million, $20 million, $60 million, $(24) million and $(47) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2026

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	Japan Businesses	Corporate and Other
Assets:
Total investments	470,760	43,869	426,891	4,914	251,431	147,230	23,316
Deferred policy acquisition costs	22,207	136	22,071	—	12,822	9,048	201
Other assets	85,741	1,128	84,613	5,769	58,377	19,147	1,320
Separate account assets	192,670	—	192,670	29,281	167,436	—	(4,047)
Total assets	771,378	45,133	726,245	39,964	490,066	175,425	20,790
Liabilities:
Future policy benefits	249,388	40,296	209,092	—	113,751	82,781	12,560
Policyholders' account balances	207,019	4,185	202,834	—	137,088	65,733	13
Debt	20,730	—	20,730	1,807	4,516	232	14,175
Other liabilities	69,107	3,174	65,933	4,834	49,496	7,925	3,678
Separate account liabilities	192,670	—	192,670	29,281	167,436	—	(4,047)
Total liabilities	738,914	47,655	691,259	35,922	472,287	156,671	26,379
Mezzanine Equity:
Redeemable noncontrolling interests	2,534	—	2,534	771	—	—	1,763
Total mezzanine equity	2,534	—	2,534	771	—	—	1,763
Equity:
Accumulated other comprehensive income (loss)	(6,854)	(1,127)	(5,727)	(98)	(3,160)	627	(3,096)
Other equity (1)	36,366	(1,406)	37,772	3,130	20,862	18,100	(4,320)
Total Prudential Financial, Inc. equity	29,512	(2,533)	32,045	3,032	17,702	18,727	(7,416)
Noncontrolling interests	418	11	407	239	77	27	64
Total equity	29,930	(2,522)	32,452	3,271	17,779	18,754	(7,352)
Total liabilities, mezzanine equity and equity	771,378	45,133	726,245	39,964	490,066	175,425	20,790

	As of December 31, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	Japan Businesses	Corporate and Other
Assets:
Total investments	470,519	46,523	423,996	3,652	238,445	154,757	27,142
Deferred policy acquisition costs	21,530	144	21,386	—	12,359	8,901	126
Other assets	85,440	1,428	84,012	6,173	57,527	17,712	2,600
Separate account assets	196,251	—	196,251	29,278	171,022	—	(4,049)
Total assets	773,740	48,095	725,645	39,103	479,353	181,370	25,819
Liabilities:
Future policy benefits	266,914	41,484	225,430	—	121,068	91,576	12,786
Policyholders' account balances	191,307	4,272	187,035	—	123,538	61,635	1,862
Debt	20,299	—	20,299	2,070	4,619	211	13,399
Other liabilities	63,388	3,942	59,446	3,329	41,316	8,198	6,603
Separate account liabilities	196,251	—	196,251	29,278	171,022	—	(4,049)
Total liabilities	738,159	49,698	688,461	34,677	461,563	161,620	30,601
Mezzanine Equity:
Redeemable noncontrolling interest	2,794	—	2,794	1,175	—	—	1,619
Total mezzanine equity	2,794	—	2,794	1,175	—	—	1,619
Equity:
Accumulated other comprehensive income (loss)	(3,077)	(155)	(2,922)	(50)	(496)	960	(3,336)
Other equity (1)	35,515	(1,459)	36,974	3,144	18,207	18,763	(3,140)
Total Prudential Financial, Inc. equity	32,438	(1,614)	34,052	3,094	17,711	19,723	(6,476)
Noncontrolling interests	349	11	338	157	79	27	75
Total equity	32,787	(1,603)	34,390	3,251	17,790	19,750	(6,401)
Total liabilities, mezzanine equity and equity	773,740	48,095	725,645	39,103	479,353	181,370	25,819

____________
(1) Includes $335 million and $(24) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2026 and December 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2026				As of December 31, 2025
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	56	6,691	7,594	14,341	36	6,464	7,595	14,095
Operating Debt	874	4,363	749	5,986	1,374	4,359	—	5,733
Limited recourse and non-recourse borrowing	32	371	—	403	33	438	—	471
Total Debt	962	11,425	8,343	20,730	1,443	11,261	7,595	20,299

	As of September 30, 2026				As of December 31, 2025
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,301	—	40	14,341	14,055	—	40	14,095
Operating Debt	5,137	849	—	5,986	4,884	849	—	5,733
Limited recourse and non-recourse borrowing	—	29	374	403	—	33	438	471
Total Debt	19,438	878	414	20,730	18,939	882	478	20,299

__________
(1) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	54	48	34	73	23	133	130	-2%
Asset management fees, commissions and other income	1,041	1,060	1,006	1,034	1,006	2,990	3,046	2%
Total revenues	1,095	1,108	1,040	1,107	1,029	3,123	3,176	2%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	27	28	25	24	17	72	66	-8%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
Operating expenses	503	489	525	469	466	1,484	1,460	-2%
Variable expenses	321	342	300	320	283	938	903	-4%
Total benefits and expenses	851	859	850	813	766	2,494	2,429	-3%
Adjusted operating income (loss) before income taxes	244	249	190	294	263	629	747	19%
Total revenues	1,095	1,108	1,040	1,107	1,029	3,123	3,176	2%
Less: Passthrough distribution revenue	21	21	20	20	19	62	59	-5%
Less: Revenue associated with consolidations	45	42	23	44	16	113	83	-27%
Total adjusted revenues (2)	1,029	1,045	997	1,043	994	2,948	3,034	3%
Adjusted operating margin (2)(3)	23.7%	23.8%	19.1%	28.2%	26.5%	21.3%	24.6%

__________
(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes pass-through distribution revenue, revenue attributable to consolidated entities and revenue associated with certain incentive fee-related compensation expense. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 25.6%, 26.8%, 18.3%, 22.5% and 22.3% for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively, and 23.5% and 20.1% for the nine months ended September 30, 2026 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION
(in millions, or as otherwise noted)
	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Supplementary Revenue Information:
Analysis of revenues by type:
Asset management fees	844	858	847	864	870	2,497	2,581	3%
Other related revenues (1)	93	107	65	94	45	213	204	-4%
Service, distribution and other revenues	158	143	128	149	114	413	391	-5%
Total PGIM revenues	1,095	1,108	1,040	1,107	1,029	3,123	3,176	2%
Analysis of asset management fees by source:
Institutional customers - Third Party	395	399	398	402	402	1,169	1,202	3%
Retail customers - Third Party	231	236	216	224	231	675	671	-1%
Affiliated	218	223	233	238	237	653	708	8%
Total asset management fees	844	858	847	864	870	2,497	2,581	3%
Trailing twelve months net flows by source (in billions):
Institutional customers - Third Party	12.7	6.1	0.1	0.6	8.0
Retail customers - Third Party	(2.5)	(4.0)	(3.6)	0.7	1.7
Affiliated	11.3	(1.6)	(3.4)	(7.0)	(10.4)
Total net flows	21.5	0.5	(6.9)	(5.7)	(0.7)
Trailing twelve months net flows by asset class (in billions):
Public equity	(15.2)	(17.9)	(22.6)	(27.2)	(24.6)
Public credit	26.9	22.3	21.5	28.8	33.8
Private credit	7.3	5.2	3.8	2.9	1.3
Real estate	1.7	4.3	3.6	3.8	3.2
Multi-asset	(0.1)	(14.6)	(14.2)	(14.7)	(14.3)
Other alternatives	0.9	1.2	1.0	0.7	(0.1)
Total net flows	21.5	0.5	(6.9)	(5.7)	(0.7)

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2026
	Public Equity	Public Credit	Private Credit	Real Estate	Multi-Asset	Other Alternatives	Total
Institutional customers - Third Party	79.4	466.6	29.9	70.7	1.1	6.4	654.1
Retail customers - Third Party	104.4	175.4	0.1	—	2.2	0.3	282.4
Affiliated	42.4	267.2	85.5	63.5	69.0	0.9	528.5
Total	226.2	909.2	115.5	134.2	72.3	7.6	1,465.0

	September 30, 2025
	Public Equity	Public Credit	Private Credit	Real Estate	Multi-Asset	Other Alternatives	Total
Institutional customers - Third Party	79.1	470.0	28.9	69.0	1.3	6.6	654.9
Retail customers - Third Party	109.0	153.4	—	0.2	2.3	0.3	265.2
Affiliated	39.6	278.5	89.5	64.4	76.6	1.3	549.9
Total	227.7	901.9	118.4	133.6	80.2	8.2	1,470.0
__________
(1) Other related revenues, net of related expenses are $18 million, $57 million, $35 million, $57 million and $64 million for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively, and $110 million and $132 million for the nine months ended September 30, 2026 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	647.6	654.9	652.0	638.8	663.0	601.1	652.0
Additions	18.8	20.6	24.7	22.3	29.8	64.7	76.8
Withdrawals	(18.5)	(25.0)	(23.1)	(19.2)	(22.1)	(54.2)	(64.4)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	0.3	(4.4)	1.6	3.1	7.7	10.5	12.4
Realizations and distributions (1)	(4.0)	(3.1)	(3.1)	(1.9)	(3.5)	(10.5)	(8.5)
Change in market value	15.6	4.1	(8.3)	21.9	(13.9)	46.2	(0.3)
Net money market flows	(0.3)	0.5	(3.7)	1.3	0.5	2.2	(1.9)
Other (2)	(4.3)	—	0.3	(0.2)	0.3	5.4	0.4
Ending assets under management	654.9	652.0	638.8	663.0	654.1	654.9	654.1
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	256.7	265.2	267.0	259.0	282.3	244.9	267.0
Additions	16.2	21.5	21.6	19.9	20.9	49.9	62.4
Withdrawals	(15.9)	(22.8)	(21.4)	(18.4)	(19.6)	(52.6)	(59.4)
Net retail additions (withdrawals), excluding money market activity	0.3	(1.3)	0.2	1.5	1.3	(2.7)	3.0
Change in market value	9.2	2.7	(8.6)	19.6	(3.1)	22..3	7.9
Net money market flows	0.7	0.7	1.1	2.4	2.0	3.0	5.5
Other (2)	(1.7)	(0.3)	(0.7)	(0.2)	(0.1)	(2.3)	(1.0)
Ending assets under management	265.2	267.0	259.0	282.3	282.4	265.2	282.4
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	536.4	549.9	547.1	535.5	546.0	529.2	547.1
Additions	15.8	17.3	18.2	16.8	15.6	56.2	50.6
Withdrawals	(14.0)	(21.2)	(20.1)	(19.8)	(17.2)	(53.9)	(57.1)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	1.8	(3.9)	(1.9)	(3.0)	(1.6)	2.3	(6.5)
Realizations and distributions (1)	(0.6)	(0.1)	(0.1)	(0.1)	(0.3)	(0.7)	(0.5)
Change in market value	13.2	2.8	(6.4)	14.9	(15.8)	28.0	(7.3)
Net money market flows	—	1.5	(2.5)	(0.6)	(1.4)	(7.4)	(4.5)
Other (2)	(0.9)	(3.1)	(0.7)	(0.7)	1.6	(1.5)	0.2
Ending assets under management	549.9	547.1	535.5	546.0	528.5	549.9	528.5

__________
(1) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(2) In third quarter 2025, Prudential completed the sale of its ownership in the PGIM SITE business in Taiwan to E.SUN Financial Holding Co., Ltd. and the outflows of $4.0 billion and $1.4 billion are reflected in institutional and retail, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	5,897	4,401	4,894	3,575	3,715	13,019	12,184	-6%
Policy charges and fee income	1,046	1,016	1,006	1,041	1,045	3,074	3,092	1%
Net investment income	2,948	2,982	3,066	3,091	3,325	8,408	9,482	13%
Asset management fees, commissions and other income	590	570	506	547	481	1,747	1,534	-12%
Total revenues	10,481	8,969	9,472	8,254	8,566	26,248	26,292	—%
Benefits and expenses (1):
Insurance and annuity benefits	6,928	5,503	6,049	4,629	4,869	16,241	15,547	-4%
Change in estimates of liability for future policy benefits	117	45	21	160	19	174	200	15%
Interest credited to policyholders' account balances	808	856	886	953	989	2,286	2,828	24%
Interest expense	291	299	295	294	301	872	890	2%
Deferral of acquisition costs	(426)	(432)	(393)	(428)	(439)	(1,268)	(1,260)	1%
Amortization of acquisition costs	234	244	241	255	266	694	762	10%
Operating expenses	499	522	556	543	515	1,612	1,614	—%
Variable expenses	842	860	840	850	873	2,511	2,563	2%
Total benefits and expenses	9,293	7,897	8,495	7,256	7,393	23,122	23,144	—%
Adjusted operating income (loss) before income taxes	1,188	1,072	977	998	1,173	3,126	3,148	1%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), and include revenues representing equity in earnings of joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums (2)	4,290	2,832	3,245	1,952	2,074	8,163	7,271	-11%
Policy charges and fee income	31	28	31	33	38	86	102	19%
Net investment income	1,963	1,998	2,085	2,096	2,279	5,540	6,460	17%
Asset management fees, commissions and other income	159	151	118	134	93	448	345	-23%
Total revenues	6,443	5,009	5,479	4,215	4,484	14,237	14,178	—%
Benefits and expenses (1):
Insurance and annuity benefits	4,889	3,524	3,935	2,642	2,811	10,138	9,388	-7%
Change in estimates of liability for future policy benefits	112	53	25	153	26	210	204	-3%
Interest credited to policyholders' account balances	559	607	648	690	739	1,545	2,077	34%
Interest expense	7	12	11	7	6	31	24	-23%
Deferral of acquisition costs	(181)	(166)	(174)	(177)	(191)	(595)	(542)	9%
Amortization of acquisition costs	68	87	79	89	99	200	267	34%
Operating expenses	137	135	146	146	130	413	422	2%
Variable expenses	215	200	216	232	244	683	692	1%
Total benefits and expenses	5,806	4,452	4,886	3,782	3,864	12,625	12,532	-1%
Adjusted operating income (loss) before income taxes	637	557	593	433	620	1,612	1,646	2%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, change in value of market risk benefits, net of related hedging gains (losses), and include revenues representing equity in earnings of joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $0.3 billion, $0.2 billion, $1.4 billion, $1.0 billion and $2.4 billion for the three months ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively, and $1.9 billion and $2.6 billion for the nine months ended September 30, 2026 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

U.S. BUSINESSES - RETIREMENT - SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Sales and Additions:
Retail annuities (1)	3,377	3,574	3,284	3,585	3,882	9,985	10,751
Longevity reinsurance (2)	1,476	80	154	980	554	11,979	1,688
Fee-based stable value	551	1,086	1,113	915	2,170	2,680	4,198
Pension risk transfer and other (3)	4,326	2,520	2,818	1,367	1,588	7,599	5,773
Total	9,730	7,260	7,369	6,847	8,194	32,243	22,410
Account Value:
Beginning account value, gross	359,635	365,143	370,038	369,081	376,679	333,243	370,038
Sales and additions	9,730	7,260	7,369	6,847	8,194	32,243	22,410
Withdrawals and benefits	(7,223)	(7,682)	(8,057)	(6,627)	(9,170)	(20,703)	(23,854)
Net flows	2,507	(422)	(688)	220	(976)	11,540	(1,444)
Change in market value, interest credited and policy charges	6,207	4,190	1,517	7,029	2,594	13,359	11,140
Other (4)	(3,206)	1,127	(1,786)	349	(176)	7,001	(1,613)
Ending account value, gross	365,143	370,038	369,081	376,679	378,121	365,143	378,121
Reinsurance ceded	(11,987)	(12,888)	(13,336)	(13,949)	(14,464)	(11,987)	(14,464)
Ending account value, net	353,156	357,150	355,745	362,730	363,657	353,156	363,657
Amounts included in net flows above:
Retail annuities (1)	2,614	2,785	2,429	2,629	2,274	7,909	7,332
Longevity reinsurance (2)	(311)	(1,706)	(1,664)	(838)	(1,276)	6,947	(3,778)
Fee-based stable value	(1,049)	(1,191)	(1,257)	(99)	471	(1,957)	(885)
Pension risk transfer and other (3)	1,253	(310)	(196)	(1,472)	(2,445)	(1,359)	(4,113)
Total	2,507	(422)	(688)	220	(976)	11,540	(1,444)
Amounts included in ending account value, net above:
Retail annuities (1)	54,553	57,532	58,177	65,648	68,366
Longevity reinsurance (2)	122,682	123,120	120,015	120,662	120,348
Fee-based stable value	67,727	67,763	67,518	67,060	67,464
Pension risk transfer and other (3)	108,194	108,735	110,035	109,360	107,479
Total	353,156	357,150	355,745	362,730	363,657

__________
(1) Primarily includes FlexGuard suite (Registered Index-Linked Annuities) and fixed annuity products.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts.
(3) Includes spread-based stable value, structured settlements and funding agreement-backed notes.
(4) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business, net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	1,353	1,321	1,390	1,360	1,400	4,098	4,150	1%
Policy charges and fee income	183	164	186	178	196	564	560	-1%
Net investment income	138	138	138	146	139	405	423	4%
Asset management fees, commissions and other income	20	22	20	24	18	62	62	—%
Total revenues	1,694	1,645	1,734	1,708	1,753	5,129	5,195	1%
Benefits and expenses (1):
Insurance and annuity benefits	1,272	1,224	1,318	1,208	1,292	3,798	3,818	1%
Change in estimates of liability for future policy benefits	—	—	—	(3)	—	—	(3)	—
Interest credited to policyholders' account balances	33	37	33	32	35	100	100	—%
Interest expense	7	4	5	4	3	17	12	-29%
Deferral of acquisition costs	—	—	—	(25)	(7)	(4)	(32)	-700%
Amortization of acquisition costs	2	1	2	2	2	8	6	-25%
Operating expenses	181	190	206	199	197	561	602	7%
Variable expenses	109	112	132	136	130	345	398	15%
Total benefits and expenses	1,604	1,568	1,696	1,553	1,652	4,825	4,901	2%
Adjusted operating income (loss) before income taxes	90	77	38	155	101	304	294	-3%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Annualized New Business Premiums:
Group life	36	29	211	17	47	296	275
Group disability	42	27	315	56	36	259	407
Total	78	56	526	73	83	555	682
Future Policy Benefits (1):
Group life	2,334	2,306	2,328	2,198	2,207
Group disability	3,345	3,398	3,472	3,529	3,562
Total	5,679	5,704	5,800	5,727	5,769
Policyholders' Account Balances (1):
Group life	4,503	4,732	4,493	4,618	4,558
Group disability	99	100	106	108	101
Total	4,602	4,832	4,599	4,726	4,659
Separate Account Liabilities (1):
Group life	26,988	26,916	26,737	28,058	27,099
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,155	1,159	1,141	1,209	1,153	3,546	3,503
Earned premiums	952	916	946	907	941	2,883	2,794
Earned policy charges and fee income	154	137	156	147	165	481	468
Benefits ratio (3)	84.1%	81.3%	86.0%	81.2%	81.1%	84.8%	82.8%
Administrative expense ratio	10.5%	11.7%	11.5%	11.3%	10.9%	10.9%	11.2%
Persistency ratio	96.5%	96.1%	96.5%	96.3%	96.1%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	434	432	477	490	496	1,310	1,463
Earned premiums	401	405	444	453	459	1,215	1,356
Earned policy charges and fee income	29	27	30	31	31	83	92
Benefits ratio (3)	79.7%	85.3%	78.4%	78.5%	80.6%	73.6%	79.2%
Administrative expense ratio	24.0%	24.9%	26.2%	23.8%	24.5%	24.9%	24.8%
Persistency ratio	92.9%	91.8%	94.2%	93.7%	92.8%
Total Group Insurance:
Benefits ratio (3)	82.8%	82.5%	83.7%	80.4%	81.0%	81.7%	81.7%
Administrative expense ratio	14.2%	15.5%	15.9%	15.1%	15.0%	14.7%	15.3%
Net face amount of policies in force (in billions) (4)	2,118	2,117	2,059	2,108	2,120

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 76.2%, 82.7% and 78.3% for the three months ended June 30, 2026, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 81.2%, 80.6%, 81.0% and 84.6%, 73.4%, 81.5% for the nine months ended September 30, 2026 and September 30, 2025, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	236	231	234	232	219	705	685	-3%
Policy charges and fee income	454	445	431	460	465	1,238	1,356	10%
Net investment income	371	358	368	377	383	1,079	1,128	5%
Asset management fees, commissions and other income	82	90	88	92	107	246	287	17%
Total revenues	1,143	1,124	1,121	1,161	1,174	3,268	3,456	6%
Benefits and expenses (1):
Insurance and annuity benefits	482	422	462	457	460	1,431	1,379	-4%
Change in estimates of liability for future policy benefits	(5)	(3)	(8)	(7)	(9)	(36)	(24)	33%
Interest credited to policyholders' account balances	153	149	147	163	151	442	461	4%
Interest expense	104	105	105	104	107	317	316	—%
Deferral of acquisition costs	(236)	(250)	(216)	(222)	(236)	(635)	(674)	-6%
Amortization of acquisition costs	105	106	108	111	110	315	329	4%
Operating expenses	105	104	115	110	103	370	328	-11%
Variable expenses	282	305	269	269	289	777	827	6%
Total benefits and expenses	990	938	982	985	975	2,981	2,942	-1%
Adjusted operating income (loss) before income taxes	153	186	139	176	199	287	514	79%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	37	36	38	42	41	108	121
Universal life	24	21	17	20	26	60	63
Variable life	186	201	196	175	163	500	534
Total	247	258	251	237	230	668	718
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	48	49	44	50	52	129	146
Third party distribution	199	209	207	187	178	539	572
Total	247	258	251	237	230	668	718
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning account balance	19,679	19,940	20,118	20,238	20,807	19,161	20,118
Premiums and deposits	349	361	392	348	394	1,042	1,134
Surrenders and withdrawals	(419)	(557)	(460)	(454)	(492)	(1,303)	(1,406)
Net sales (redemptions)	(70)	(196)	(68)	(106)	(98)	(261)	(272)
Benefit payments	(31)	53	(19)	(20)	(10)	(89)	(49)
Net flows	(101)	(143)	(87)	(126)	(108)	(350)	(321)
Interest credited and other	304	179	131	593	(52)	1,036	672
Net transfers (to) from separate account	193	288	219	242	225	506	686
Policy charges	(135)	(146)	(143)	(140)	(141)	(413)	(424)
Ending account balance	19,940	20,118	20,238	20,807	20,731	19,940	20,731
Separate Account Liabilities:
Beginning account balance	57,995	61,376	62,594	60,704	67,600	54,803	62,594
Premiums and deposits	1,117	1,293	1,177	1,115	1,150	3,164	3,442
Surrenders and withdrawals	(442)	(558)	(349)	(424)	(414)	(1,083)	(1,187)
Net sales (redemptions)	675	735	828	691	736	2,081	2,255
Benefit payments	(170)	(244)	(288)	(98)	(202)	(519)	(588)
Net flows	505	491	540	593	534	1,562	1,667
Change in market value, interest credited and other	3,450	1,398	(1,825)	6,935	362	6,644	5,472
Net transfers (to) from general account	(193)	(288)	(219)	(242)	(225)	(506)	(686)
Policy charges	(381)	(383)	(386)	(390)	(400)	(1,127)	(1,176)
Ending account balance	61,376	62,594	60,704	67,600	67,871	61,376	67,871
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	282	284	289	293	298
Universal life	25	25	25	25	25
Variable life	174	176	177	182	182
Total	481	485	491	500	505

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. LEGACY PRODUCTS
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	18	17	25	31	22	53	78	47%
Policy charges and fee income	378	379	358	370	346	1,186	1,074	-9%
Net investment income	476	488	475	472	524	1,384	1,471	6%
Asset management fees, commissions and other income	329	307	280	297	263	991	840	-15%
Total revenues	1,201	1,191	1,138	1,170	1,155	3,614	3,463	-4%
Benefits and expenses (1):
Insurance and annuity benefits	285	333	334	322	306	874	962	10%
Change in estimates of liability for future policy benefits	10	(5)	4	17	2	—	23	—%
Interest credited to policyholders' account balances	63	63	58	68	64	199	190	-5%
Interest expense	173	178	174	179	185	507	538	6%
Deferral of acquisition costs	(9)	(16)	(3)	(4)	(5)	(34)	(12)	65%
Amortization of acquisition costs	59	50	52	53	55	171	160	-6%
Operating expenses	76	93	89	88	85	268	262	-2%
Variable expenses	236	243	223	213	210	706	646	-8%
Total benefits and expenses	893	939	931	936	902	2,691	2,769	3%
Adjusted operating income (loss) before income taxes	308	252	207	234	253	923	694	-25%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Annuities Account Value (1):
Beginning account value, gross	90,263	90,034	87,203	81,636	83,455	93,598	87,203
Premiums and deposits (2)	4	6	5	5	5	18	15
Full surrenders and death benefits	(2,633)	(2,576)	(2,425)	(2,613)	(2,466)	(7,280)	(7,504)
Premiums and deposits net of full surrenders and death benefits	(2,629)	(2,570)	(2,420)	(2,608)	(2,461)	(7,262)	(7,489)
Partial withdrawals and other benefit payments	(1,049)	(1,228)	(1,131)	(934)	(913)	(3,266)	(2,978)
Net flows	(3,678)	(3,798)	(3,551)	(3,542)	(3,374)	(10,528)	(10,467)
Change in market value interest credited and other	3,935	1,433	(1,583)	5,787	(1,213)	8,405	2,991
Policy charges	(486)	(466)	(433)	(426)	(415)	(1,441)	(1,274)
Ending account value, gross	90,034	87,203	81,636	83,455	78,453	90,034	78,453
Reinsurance ceded	(8,315)	(7,954)	(7,575)	(7,361)	(6,633)	(8,315)	(6,633)
Ending account value, net	81,719	79,249	74,061	76,094	71,820	81,719	71,820
Guaranteed Universal Life Policyholders' Account Balances (3):
Beginning account balance, gross	14,685	14,720	14,897	14,921	14,936	14,611	14,897
Premiums and deposits (2)	338	479	331	316	319	1,030	966
Surrenders and withdrawals	(26)	(29)	(24)	(26)	(26)	(84)	(76)
Net premiums (redemptions)	312	450	307	290	293	946	890
Benefit payments	(29)	(24)	(31)	(31)	(26)	(103)	(88)
Net flows	283	426	276	259	267	843	802
Interest credited and other	140	140	131	137	133	420	401
Policy charges	(388)	(389)	(383)	(381)	(384)	(1,154)	(1,148)
Ending account balance, gross	14,720	14,897	14,921	14,936	14,952	14,720	14,952
Reinsurance ceded	(9,077)	(9,244)	(9,273)	(9,291)	(9,312)	(9,077)	(9,312)
Ending account balance, net	5,643	5,653	5,648	5,645	5,640	5,643	5,640
Net Face Amount In Force (in billions) (4):
Guaranteed Universal Life	37	37	37	37	37

__________
(1) Represents discontinued annuities and guaranteed living benefits in general account and separate account. Includes alliance deposits and supplementary contracts.
(2) Represents renewal premiums or additional deposits on existing policies/contracts.
(3) Includes fixed rate funds and deferred revenues on guaranteed universal life products.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - MARKET RISK BENEFIT FEATURES
(in millions)

	2025		2026
	3Q	4Q	1Q	2Q	3Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	62,435	60,554	56,589	58,028	54,624
Account Values with Auto-Rebalancing Feature - externally reinsured	1,713	1,628	1,493	1,495	1,387
Account Values without Auto-Rebalancing Feature	21,711	20,937	19,584	19,867	18,472
Total	85,859	83,119	77,666	79,390	74,483
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	5,575	5,558	6,252	5,325	5,890
Net Amount at Risk without Auto-Rebalancing Feature	2,421	2,517	2,750	2,588	3,162
Total	7,996	8,075	9,002	7,913	9,052
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - JAPAN BUSINESSES
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	2,452	2,246	2,571	2,332	2,171	7,594	7,074	-7%
Policy charges and fee income	96	105	118	114	120	276	352	28%
Net investment income	1,437	1,465	1,463	1,475	1,495	4,137	4,433	7%
Asset management fees, commissions and other income	95	68	72	120	56	268	248	-7%
Total revenues	4,080	3,884	4,224	4,041	3,842	12,275	12,107	-1%
Benefits and expenses (1):
Insurance and annuity benefits	2,321	2,160	2,388	2,044	2,119	7,089	6,551	-8%
Change in estimates of liability for future policy benefits	(19)	6	22	200	(8)	—	214	—%
Interest credited to policyholders' account balances	390	402	414	425	452	1,106	1,291	17%
Interest expense	(1)	(2)	—	1	—	(6)	1	117%
Deferral of acquisition costs	(261)	(224)	(218)	(184)	(182)	(786)	(584)	26%
Amortization of acquisition costs	154	157	154	157	155	464	466	—%
Operating expenses	394	409	487	457	507	1,166	1,451	24%
Variable expenses	352	311	287	247	240	1,085	774	-29%
Total benefits and expenses	3,330	3,219	3,534	3,347	3,283	10,118	10,164	—%
Adjusted operating income (loss) before income taxes	750	665	690	694	559	2,157	1,943	-10%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

JAPAN BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026

Actual exchange rate basis (1):
Net premiums, policy charges and fee income	2,548	2,351	2,689	2,446	2,291	7,870	7,426
Annualized new business premiums	453	410	328	258	287	1,384	873
Annualized new business premiums by distribution channel
Life Planners	173	173	101	22	9	560	132
Life Consultants	138	110	105	109	124	418	338
Banks	82	67	57	48	63	222	168
Independent Agency and Other	60	60	65	79	91	184	235
Total	453	410	328	258	287	1,384	873
Constant exchange rate basis (2):
Net premiums, policy charges and fee income	2,550	2,395	2,770	2,533	2,373	7,902	7,676
Annualized new business premiums	454	417	335	262	291	1,387	888
Annualized new business premiums by distribution channel
Life Planners	174	178	106	22	9	563	137
Life Consultants	138	111	107	110	127	419	344
Banks	82	67	57	49	63	222	169
Independent Agency and Other	60	61	65	81	92	183	238
Total	454	417	335	262	291	1,387	888

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

JAPAN BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2025		2026
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2)
(Constant exchange rate basis)	515	512	506	501	493

Policyholder Account Balances at end of period (in millions) (1)(2)
(Constant exchange rate basis)	53,300	54,748	55,483	56,890	57,872

Number of individual policies in force at end of period (in thousands) (3)	11,142	11,136	11,045	10,945	10,871

Life insurance individual policy persistency:
13 months	95.5%	95.9%	95.8%	95.7%	95.4%
25 months	85.0%	86.1%	87.7%	88.9%	89.9%

Number of Life Planners at end of period	4,282	4,283	4,243	4,068	3,943

Number of Life Consultants at end of period	6,940	6,983	6,947	6,917	6,987

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2025		2026			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2025	2026	% change

Revenues (1):
Premiums	—	21	2	3	6	(3)	11	467%
Policy charges and fee income	(16)	(14)	(16)	(16)	(16)	(46)	(48)	-4%
Net investment income	330	348	301	345	346	990	992	—%
Asset management fees, commissions and other income	(228)	(267)	(338)	(179)	(280)	(799)	(797)	—%
Total revenues	86	88	(51)	153	56	142	158	11%
Benefits and expenses (1):
Insurance and annuity benefits	2	21	2	3	3	4	8	100%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	17	13	4	2	2	41	8	-80%
Interest expense	212	204	216	216	239	635	671	6%
Deferral of acquisition costs	35	37	32	33	38	107	103	-4%
Amortization of acquisition costs	(14)	(15)	(17)	(17)	(19)	(45)	(53)	-18%
Operating expenses	170	371	90	245	134	517	469	-9%
Variable expenses	17	(7)	(31)	6	8	12	(17)	-242%
Total benefits and expenses	439	624	296	488	405	1,271	1,189	-6%
Adjusted operating income (loss) before income taxes	(353)	(536)	(347)	(335)	(349)	(1,129)	(1,031)	9%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2026							December 31, 2025
	Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld				Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld
				Amount	% of Total						Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	229,388	16,718	4,497	208,173	51.8%			238,205	18,833	4,576	214,796	53.6%
Private, available-for-sale, at fair value	92,912	9,536	2,149	81,227	20.2%			92,900	10,049	2,217	80,634	20.2%
Fixed maturities, trading, at fair value	14,836	574	9,323	4,939	1.2%			14,448	581	9,049	4,818	1.2%
Assets supporting experience-rated contractholder liabilities, at fair value	5,678	—	—	5,678	1.4%			4,842	—	—	4,842	1.2%
Equity securities, at fair value	14,197	1,591	—	12,606	3.1%			10,515	1,593	—	8,922	2.2%
Commercial mortgage and other loans, at book value, net of allowance	66,544	7,480	379	58,685	14.6%			63,921	7,463	263	56,195	14.0%
Policy loans, at outstanding balance	10,065	3,109	—	6,956	1.7%			9,958	3,217	—	6,741	1.7%
Other invested assets, net of allowance (2)	25,663	4,554	2,131	18,978	4.7%			24,066	4,532	1,850	17,684	4.4%
Short-term investments, net of allowance	5,384	307	73	5,004	1.3%			6,404	255	71	6,078	1.5%
Subtotal (3)	464,667	43,869	18,552	402,246	100.0%			465,259	46,523	18,026	400,710	100.0%
Invested assets of other entities and operations (4)	6,093	—	—	6,093				5,260	—	—	5,260
Total investments	470,760	43,869	18,552	408,339				470,519	46,523	18,026	405,970

Fixed Maturities by Credit Quality (3)(5):	September 30, 2026						December 31, 2025
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	189,410	1,094	32,958	1	157,545	75.7%	184,052	2,585	23,277	—	163,360	76.1%
2	48,488	243	5,448	2	43,281	20.8%	46,660	907	2,952	—	44,615	20.8%
Subtotal - High or Highest Quality Securities	237,898	1,337	38,406	3	200,826	96.5%	230,712	3,492	26,229	—	207,975	96.9%
3	6,342	35	607	1	5,769	2.8%	5,605	86	540	—	5,151	2.4%
4	1,209	19	34	1	1,193	0.6%	1,105	44	9	—	1,140	0.5%
5	391	7	25	34	339	0.1%	480	16	25	7	464	0.2%
6	69	4	1	26	46	0.0%	87	6	5	22	66	0.0%
Subtotal - Other Securities	8,011	65	667	62	7,347	3.5%	7,277	152	579	29	6,821	3.1%
Total	245,909	1,402	39,073	65	208,173	100.0%	237,989	3,644	26,808	29	214,796	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	23,892	124	2,248	—	21,768	26.8%	21,362	336	1,431	—	20,267	25.1%
2	50,892	668	3,431	—	48,129	59.3%	47,978	1,777	1,961	—	47,794	59.3%
Subtotal - High or Highest Quality Securities	74,784	792	5,679	—	69,897	86.1%	69,340	2,113	3,392	—	68,061	84.4%
3	7,126	148	263	44	6,967	8.6%	7,581	390	116	19	7,836	9.7%
4	3,593	26	94	4	3,521	4.3%	3,343	54	52	22	3,323	4.1%
5	733	13	33	33	680	0.8%	1,228	22	20	44	1,186	1.5%
6	182	34	6	48	162	0.2%	244	29	6	39	228	0.3%
Subtotal - Other Securities	11,634	221	396	129	11,330	13.9%	12,396	495	194	124	12,573	15.6%
Total	86,418	1,013	6,075	129	81,227	100.0%	81,736	2,608	3,586	124	80,634	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2026 and December 31, 2025, 459 securities with amortized cost of $9,860 million (fair value $9,519 million) and 409 securities with amortized cost of $9,683 million (fair value $9,598 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	September 30, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	96,796	65.1%	102,061	65.4%
Private, available-for-sale, at fair value	19,125	12.9%	21,284	13.6%
Fixed maturities, trading, at fair value	730	0.5%	551	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	5,678	3.8%	4,842	3.1%
Equity securities, at fair value	1,671	1.1%	1,652	1.1%
Commercial mortgage and other loans, at book value, net of allowance	14,145	9.5%	14,487	9.3%
Policy loans, at outstanding balance	2,724	1.8%	2,708	1.7%
Other invested assets, net of allowance (3)	7,018	4.7%	6,357	4.1%
Short-term investments, net of allowance	889	0.6%	2,166	1.4%
Total	148,776	100.0%	156,108	100.0%

	September 30, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	111,377	43.9%	112,735	46.1%
Private, available-for-sale, at fair value	62,102	24.5%	59,350	24.3%
Fixed maturities, trading, at fair value	4,209	1.7%	4,267	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	10,935	4.3%	7,270	3.0%
Commercial mortgage and other loans, at book value, net of allowance	44,540	17.6%	41,708	17.1%
Policy loans, at outstanding balance	4,232	1.7%	4,033	1.6%
Other invested assets, net of allowance (3)	11,960	4.7%	11,327	4.6%
Short-term investments, net of allowance	4,115	1.6%	3,912	1.6%
Total	253,470	100.0%	244,602	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.60%	3,788	(729)	4.34%	3,465	(110)
Equity securities	2.53%	79	—	2.31%	35	—
Commercial mortgage and other loans	4.90%	708	(51)	4.53%	622	(61)
Policy loans	4.46%	76	—	4.47%	74	—
Short-term investments and cash equivalents	5.04%	188	(13)	5.46%	208	1
Gross investment income before investment expenses	4.59%	4,839	(793)	4.38%	4,404	(170)
Investment expenses	-0.16%	(318)	—	-0.15%	(298)	—
Subtotal	4.43%	4,521	(793)	4.23%	4,106	(170)
Other investments (4)		449	127		463	(272)
Investment results of other entities and operations (5)		40	28		67	6
Investment results of Funds Withheld (6)		426	807		364	(593)
Less: investment income related to adjusted operating income reconciling items		(247)	—		(231)	—
Total		5,189	169		4,769	(1,029)

	Nine Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.68%	11,281	(1,659)	4.41%	10,184	(148)
Equity securities	2.67%	221	—	2.30%	113	—
Commercial mortgage and other loans	4.82%	2,032	(101)	4.51%	1,819	(175)
Policy loans	4.49%	226	—	4.56%	221	—
Short-term investments and cash equivalents	5.02%	573	(18)	5.18%	640	1
Gross investment income before investment expenses	4.66%	14,333	(1,778)	4.42%	12,977	(322)
Investment expenses	-0.17%	(940)	—	-0.16%	(874)	—
Subtotal	4.49%	13,393	(1,778)	4.26%	12,103	(322)
Other investments (4)		1,076	(340)		1,009	(1,701)
Investment results of other entities and operations (5)		177	58		171	4
Investment results of Funds Withheld (6)		1,195	364		1,069	(1,184)
Less: investment income related to adjusted operating income reconciling items		(804)	—		(684)	—
Total		15,037	(1,696)		13,668	(3,203)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.46%	1,224	(617)	3.17%	1,141	(2)
Equity securities	2.63%	11	—	2.12%	10	—
Commercial mortgage and other loans	4.05%	142	(24)	3.79%	144	(12)
Policy loans	3.79%	25	—	3.77%	25	—
Short-term investments and cash equivalents	3.20%	29	—	4.27%	42	—
Gross investment income before investment expenses	3.51%	1,431	(641)	3.25%	1,362	(14)
Investment expenses	-0.13%	(86)	—	-0.12%	(89)	—
Subtotal	3.38%	1,345	(641)	3.13%	1,273	(14)
Other investments (2)		155	261		198	(35)
Total		1,500	(380)		1,471	(49)

	Nine Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.47%	3,644	(1,404)	3.19%	3,343	82
Equity securities	3.40%	41	—	2.97%	40	—
Commercial mortgage and other loans	3.96%	417	(39)	3.82%	440	(26)
Policy loans	3.76%	75	—	3.81%	76	—
Short-term investments and cash equivalents	4.00%	115	(1)	4.42%	123	—
Gross investment income before investment expenses	3.53%	4,292	(1,444)	3.28%	4,022	56
Investment expenses	-0.12%	(257)	—	-0.13%	(260)	—
Subtotal	3.41%	4,035	(1,444)	3.15%	3,762	56
Other investments (2)		475	266		459	(173)
Total		4,510	(1,178)		4,221	(117)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments". Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.48%	2,564	(112)	5.32%	2,324	(108)
Equity securities	2.52%	68	—	2.40%	25	—
Commercial mortgage and other loans	5.17%	566	(27)	4.81%	478	(49)
Policy loans	4.90%	51	—	4.97%	49	—
Short-term investments and cash equivalents	5.63%	159	(13)	5.87%	166	1
Gross investment income before investment expenses	5.29%	3,408	(152)	5.19%	3,042	(156)
Investment expenses	-0.18%	(232)	—	-0.17%	(209)	—
Subtotal	5.11%	3,176	(152)	5.02%	2,833	(156)
Other investments (4)		294	(134)		265	(237)
Total		3,470	(286)		3,098	(393)

	Nine Months Ended September 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.64%	7,637	(255)	5.45%	6,841	(230)
Equity securities	2.55%	180	—	2.05%	73	—
Commercial mortgage and other loans	5.11%	1,615	(62)	4.79%	1,379	(149)
Policy loans	4.97%	151	—	5.08%	145	—
Short-term investments and cash equivalents	5.37%	458	(17)	5.40%	517	1
Gross investment income before investment expenses	5.40%	10,041	(334)	5.25%	8,955	(378)
Investment expenses	-0.20%	(683)	—	-0.18%	(614)	—
Subtotal	5.20%	9,358	(334)	5.07%	8,341	(378)
Other investments (4)		601	(606)		550	(1,528)
Total		9,959	(940)		8,891	(1,906)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Nine Months Ended September 30, 2026									Nine Months Ended September 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	19,269	—	—	(1)	1,204	1,593	—	—	22,065	20,610	—	—	—	1,256	1,329	—	—	23,195
Policy charges and fee income	3,396	99	—	3	—	(1)	—	—	3,497	3,304	246	—	(10)	—	(1)	—	—	3,539
Net investment income	15,037	(7)	—	—	1,578	811	—	—	17,419	13,668	(9)	—	—	1,532	693	—	—	15,884
Realized investment gains (losses), net (3)	(514)	(1,032)	—	—	(214)	(150)	—	—	(1,910)	(412)	(2,526)	—	—	(252)	(265)	—	—	(3,455)
Asset management fees, commissions and other income	4,545	(56)	—	—	161	426	(113)	—	4,963	4,618	1,216	—	—	289	366	(115)	—	6,374
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(398)	—	—	—	—	—	(398)	—	—	(453)	—	—	—	—	—	(453)
Total revenues	41,733	(996)	(398)	2	2,729	2,679	(113)	—	45,636	41,788	(1,073)	(453)	(10)	2,825	2,122	(115)	—	45,084
Benefits and expenses:
Insurance and annuity benefits	22,106	60	—	(2)	2,450	1,462	—	—	26,076	23,334	118	—	(4)	2,542	1,283	—	—	27,273
Change in estimates of liability for future policy benefits	414	2	—	(95)	—	146	—	—	467	174	(83)	—	(51)	—	31	—	—	71
Interest credited to policyholders' account balances	4,127	288	—	—	83	31	—	—	4,529	3,433	(89)	—	—	84	117	—	—	3,545
Interest expense	1,628	—	—	—	(6)	(35)	—	—	1,587	1,573	—	—	—	(6)	11	—	—	1,578
Deferral of acquisition costs	(1,741)	—	—	—	—	(158)	—	—	(1,899)	(1,947)	(98)	—	—	—	(127)	—	—	(2,172)
Amortization of acquisition costs	1,175	31	—	—	8	69	—	—	1,283	1,113	44	—	—	10	50	—	—	1,217
Operating expenses	4,994	—	—	—	198	198	—	2	5,392	4,779	—	—	—	203	195	—	(27)	5,150
Variable expenses	4,223	224	—	—	3	274	(76)	1	4,649	4,546	238	—	—	22	296	(123)	1	4,980
Total benefits and expenses	36,926	605	—	(97)	2,736	1,987	(76)	3	42,084	37,005	130	—	(55)	2,855	1,856	(123)	(26)	41,642

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(176) million and $(173) million for nine months ended September 30, 2026 and September 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $465 million and $(280) million and certain derivatives of $(13) million and $45 million for nine months ended September 30, 2026 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2026									Three Months Ended September 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,892	—	—	(1)	375	557	—	—	6,823	8,349	—	—	1	394	469	—	—	9,213
Policy charges and fee income	1,149	(34)	—	3	—	—	—	—	1,118	1,126	26	—	(18)	—	(1)	—	—	1,133
Net investment income	5,189	(3)	—	—	535	250	—	—	5,971	4,769	(3)	—	—	528	234	—	—	5,528
Realized investment gains (losses), net (3)	(221)	464	—	—	(149)	(74)	—	—	20	(112)	(859)	—	—	3	(58)	—	—	(1,026)
Asset management fees, commissions and other income	1,484	(911)	—	—	(42)	40	(22)	—	549	1,610	825	—	—	133	198	(50)	—	2,716
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(32)	—	—	—	—	—	(32)	—	—	324	—	—	—	—	—	324
Total revenues	13,493	(484)	(32)	2	719	773	(22)	—	14,449	15,742	(11)	324	(17)	1,058	842	(50)	—	17,888
Benefits and expenses:
Insurance and annuity benefits	6,991	5	—	—	612	474	—	—	8,082	9,251	(84)	—	(1)	949	433	—	—	10,548
Change in estimates of liability for future policy benefits	11	1	—	(102)	—	5	—	—	(85)	98	168	—	20	—	10	—	—	296
Interest credited to policyholders' account balances	1,443	(31)	—	—	28	6	—	—	1,446	1,215	300	—	—	27	40	—	—	1,582
Interest expense	557	—	—	—	(3)	(44)	—	—	510	529	—	—	—	(3)	4	—	—	530
Deferral of acquisition costs	(583)	—	—	—	—	(58)	—	—	(641)	(652)	—	—	—	—	(48)	—	—	(700)
Amortization of acquisition costs	402	11	—	—	2	27	—	—	442	374	4	—	—	4	21	—	—	403
Operating expenses	1,622	—	—	—	64	60	—	(1)	1,745	1,566	—	—	—	69	92	—	1	1,728
Variable expenses	1,404	(102)	—	—	—	24	(17)	—	1,309	1,532	139	—	—	2	101	(55)	—	1,719
Total benefits and expenses	11,847	(116)	—	(102)	703	494	(17)	(1)	12,808	13,913	527	—	19	1,048	653	(55)	1	16,106

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(26) million and $(91) million for three months ended September 30, 2026 and September 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $401 million and $(129) million and certain derivatives of $1 million and $(15) million for three months ended September 30, 2026 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2025									Three Months Ended March 31, 2026
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,668	—	—	(1)	463	472	—	—	7,602	7,467	—	—	—	403	492	—	—	8,362
Policy charges and fee income	1,107	22	—	(2)	—	—	—	—	1,127	1,108	14	—	10	—	—	—	—	1,132
Net investment income	4,843	(3)	—	—	524	225	—	—	5,589	4,864	1	—	—	530	270	—	—	5,665
Realized investment gains (losses), net (3)	(165)	(372)	—	—	(121)	(19)	—	—	(677)	(179)	(115)	—	—	(28)	(42)	—	—	(364)
Asset management fees, commissions and other income	1,596	360	—	—	60	82	(27)	—	2,071	1,425	(427)	—	—	(26)	87	(33)	—	1,026
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(22)	—	—	—	—	—	(22)	—	—	(295)	—	—	—	—	—	(295)
Total revenues	14,049	7	(22)	(3)	926	760	(27)	—	15,690	14,685	(527)	(295)	10	879	807	(33)	—	15,526
Benefits and expenses:
Insurance and annuity benefits	7,684	29	—	(1)	864	451	—	—	9,027	8,439	67	—	3	788	468	—	—	9,765
Change in estimates of liability for future policy benefits	51	(2)	—	(25)	—	8	—	—	32	43	1	—	(8)	—	3	—	—	39
Interest credited to policyholders' account balances	1,271	196	—	—	29	27	—	—	1,523	1,304	(239)	—	—	28	16	—	—	1,109
Interest expense	529	—	—	—	(2)	6	—	—	533	536	—	—	—	(2)	4	—	—	538
Deferral of acquisition costs	(619)	—	—	—	—	(60)	—	—	(679)	(579)	—	—	—	—	(45)	—	—	(624)
Amortization of acquisition costs	386	7	—	—	3	22	—	—	418	378	11	—	—	3	19	—	—	411
Operating expenses	1,791	—	—	—	67	108	—	—	1,966	1,658	—	—	—	70	103	—	3	1,834
Variable expenses	1,506	67	—	—	3	122	(43)	1	1,656	1,396	212	—	—	3	119	(9)	—	1,721
Total benefits and expenses	12,599	297	—	(26)	964	684	(43)	1	14,476	13,175	52	—	(5)	890	687	(9)	3	14,793

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(49) million and $(46) million for three months ended December 31, 2025 and March 31, 2026, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $27 million and $120 million and certain derivatives of $3 million and $(16) million for three months ended December 31, 2025 and March 31, 2026, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2026
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	5,910	—	—	—	426	544	—	—	6,880
Policy charges and fee income	1,139	119	—	(10)	—	(1)	—	—	1,247
Net investment income	4,984	(5)	—	—	513	291	—	—	5,783
Realized investment gains (losses), net (3)	(114)	(1,381)	—	—	(37)	(34)	—	—	(1,566)
Asset management fees, commissions and other income	1,636	1,282	—	—	229	299	(58)	—	3,388
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(71)	—	—	—	—	—	(71)
Total revenues	13,555	15	(71)	(10)	1,131	1,099	(58)	—	15,661
Benefits and expenses:
Insurance and annuity benefits	6,676	(12)	—	(5)	1,050	520	—	—	8,229
Change in estimates of liability for future policy benefits	360	—	—	15	—	138	—	—	513
Interest credited to policyholders' account balances	1,380	558	—	—	27	9	—	—	1,974
Interest expense	535	—	—	—	(1)	5	—	—	539
Deferral of acquisition costs	(579)	—	—	—	—	(55)	—	—	(634)
Amortization of acquisition costs	395	9	—	—	3	23	—	—	430
Operating expenses	1,714	—	—	—	64	35	—	—	1,813
Variable expenses	1,423	114	—	—	—	131	(50)	1	1,619
Total benefits and expenses	11,904	669	—	10	1,143	806	(50)	1	14,483

__________
(1) See page 35 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(104) million for three months ended June 30, 2026. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(56) million and certain derivatives of $2 million for three months ended June 30, 2026.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses),” which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and Japan operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM business. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

15. Life Planners:
Captive insurance Advisors from Prudential of Japan.

16. Life Consultants:
Captive insurance agents for Gibraltar Life.

17. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

18. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

KEY DEFINITIONS AND FORMULAS

19. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Credit - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Private Credit - Represents debt financing issued by entities directly to investors outside of public capital markets.

Real Estate - Includes direct real estate equity and real estate mortgages

Multi-Asset - Represents funds or products that invest in more than one asset class, balancing equity, public credit, and target date funds.

Other Alternatives - Represents private equity, hedge funds, and other alternative strategies.

20. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

21. Policy Persistency - Japan Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

22. Prudential Advisors:
Captive financial professionals selling across all products in the United States.

23. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

24. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

25. U.S. Legacy Products - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2026

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 3, 2026
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of November 3, 2026

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.